UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 17, 2008


                                CH4 Energy, Inc.
        (Exact name of small Business Issuer as specified in its charter)

           Nevada                     333-140578                75-3268284
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

4370 La Jolla Village Drive, Ste. 670, San Diego, CA               92122
   (Address of principal executive offices)                 (Postal or Zip Code)

                                  604.904.2432
                (Issuer's telephone number, including area code)

                          Royal Blue Exploration, Inc.
                         160 West 5th Street, Suite 208
                      North Vancouver. B.C., Canada V7M 1J8
              (Former name, former address and former fiscal year,
                         if changed since last report)

This Current Report on Form 8-K is filed by CH4 Energy, Inc., a Nevada corporation (the "Company"), in connection with the items set forth below.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR240.13e-4(c))
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ITEM 8.01. OTHER EVENTS.

On June 17, 2008, the Board of Directors of CH4 Energy, Inc. (the "Company") approved the Reverse Stock Split, subject to Stockholder approval. The Majority Stockholders approved the Reverse Stock Split by written consent in lieu of a meeting on June 17, 2008 in accordance with the Nevada General Corporation Law ("NGCL").

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors of the Company (the "Board") believes that the stockholders of the Company will benefit from the Reverse Stock Split because it will attract potential investment from outside investors. In order to facilitate such transaction, the Board has determined that the capitalization structure of the Company should be simplified. No assurances can be given that such investors will be found.

Accordingly, it was the Board's opinion that the restructuring transactions described above would better position the Company to attract potential business candidates and provide the stockholders of the Company with the greatest potential return. The Board approved the above actions on June 17, 2008 and stockholders holding a voting majority of the outstanding voting capital stock of the Company approved the above actions on June 17, 2008.

    DECREASE THE NUMBER OF ISSUED AND OUTSTANDING SHARES OF OUR COMMON STOCK

The Board approved a resolution to effect a 25-for-1 reverse stock split. Under this reverse stock split each 25 shares of our Common Stock will be converted automatically into 1 share of Common Stock. To avoid the issuance of fractional shares of Common Stock, the Company will round up any fractional share to the next whole share. The effective date of the reverse stock split will be on or about June 18, 2008.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OF SHARES PURSUANT TO THE FRACTIONAL SHARES.

PLEASE NOTE THAT THE REVERSE SPLIT WILL HAVE THE EFFECT OF SUBSTANTIALLY INCREASING THE NUMBER OF SHARES THE COMPANY WILL BE ABLE TO ISSUE TO NEW OR EXISTING SHAREHOLDERS BECAUSE THE NUMBER OF AUTHORIZED SHARES WILL REMAIN THE SAME WHILE THE NUMBER OF SHARES ISSUED AND OUTSTANDING WILL BE REDUCED BY TWENTY-FIVE FOLD.

             PURPOSE AND MATERIAL EFFECTS OF THE REVERSE STOCK SPLIT

The Board of Directors believe that, among other reasons, the number of outstanding shares of our Common Stock have contributed to a lack of investor interest in the Company and has made it difficult to attract new investors and potential business candidates. The Board of Directors has proposed the Reverse Stock Split as one method to attract business opportunities in the Company.

We believe that the reverse stock split could help generate interest in the Company among investors and other business opportunities. However, the effect of the reverse split upon the market price for our Common Stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price

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per share of our Common Stock after the reverse split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the reverse split. The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

The reverse split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the reverse split results in any of our stockholders owning a fractional share. All fractional shares shall be rounded up to the next whole share. The principal effect of the reverse split will be that the number of shares of Common Stock issued and outstanding will be reduced from 7,550,000 shares as of June 17, 2008 to approximately 302,000 shares (depending on the number of fractional shares that are issued or cancelled). The number of authorized shares of Common Stock will not be affected. The following chart depicts the capitalization structure of the Company, both, pre- and post-split (the post-split issued shares may differ slightly based on the number of fractional shares):

Pre-Reverse Stock Split

     Authorized Shares          Issued Shares         Authorized but Unissued
     -----------------          -------------         -----------------------
        75,000,000                7,550,000                 64,750,000

Post-Reverse Stock Split

     Authorized Shares          Issued Shares         Authorized but Unissued
     -----------------          -------------         -----------------------
        75,000,000                 302,000                  74,698,000

The reverse split will not affect the par value of our Common Stock. As a result, on the effective date of the reverse split, the stated capital on our balance sheet attributable to our Common Stock will be reduced to less than the present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding.

The reverse split will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered, except for possible immaterial changes. The Common Stock issued pursuant to the reverse split will remain fully paid and non-assessable. The reverse split is not intended as, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Securities Exchange Act of 1934.

Stockholders should recognize that they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the certificate of amendment divided by 25). While we expect that the reverse split may result in an increase in the potential market price of our Common Stock, there can be no assurance that the reverse split will increase the potential market price of our Common Stock by a multiple equal to the exchange number or result in the permanent increase in any potential market price (which is dependent upon many factors, including our performance and prospects). Furthermore, the possibility exists that potential liquidity in the

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market price of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse split.

                ANTI-TAKEOVER EFFECTS OF THE REVERSE STOCK SPLIT

THE OVERALL EFFECT OF THE REVERSE STOCK SPLIT MAY BE TO RENDER MORE DIFFICULT THE ACCOMPLISHMENT OF MERGERS OR THE ASSUMPTION OF CONTROL BY A PRINCIPAL STOCKHOLDER, AND THUS MAKE DIFFICULT THE REMOVAL OF MANAGEMENT.

The effective increase in our authorized shares could potentially be used by management to thwart a take-over attempt. The over-all effects of this proposal might be to render it more difficult or discourage a merger, tender offer or proxy contest, or the assumption of control by a holder of a large block of the Company's securities and the removal of incumbent management. The proposal could make the accomplishment of a merger or similar transaction more difficult, even if, it is beneficial to shareholders. Management might use the additional shares to resist or frustrate a third-party transaction, favored by a majority of the independent stockholders that would provide an above market premium, by issuing additional shares to frustrate the take-over effort.

As discussed below, the reason the Reverse Stock Split is being proposed is to increase the amount of shares the Company is able to issue in order to attract potential investors and conduct a financing. This proposal is not the result of management's knowledge of an effort to accumulate the issuer's securities or to obtain control of the issuer by means of a merger, tender offer, solicitation or otherwise.

Neither the Company's charter nor its by-laws presently contain any provisions having anti-takeover effects and this proposal is not a plan by management to adopt a series of amendments to the Company's charter or by-laws to institute an anti-takeover provision. The Company does not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

The advantage of the Reverse Stock Split will be to permit the Company to pursue financing from investors and issue shares of common stock in exchange for the financing. This is the main purpose for the Reverse Stock Split and if the Reverse Stock Split is not completed, the Company would not be able to issue additional shares sufficient to complete a financing. The main disadvantage to the Reverse Stock Split is that it may have an anti-takeover effect and discourage any potential mergers or tender offers.

As discussed above, the Reverse Stock Split was the subject of a unanimous vote by the Board of Directors approving the Reverse Stock Split. There are no rules or practices on any stock exchange that permit such exchange to reserve the right to refuse to list or to de-list any stock which completes a reverse stock split.

                    PLANS, PROPOSALS OR ARRANGEMENTS TO ISSUE
                     NEWLY AVAILABLE SHARES OF COMMON STOCK

The main purpose of completing this Reverse Stock Split is to increase the amount of shares available in order to have the ability to issue shares and attract investors for a future financing. The Company currently has no financing agreements pending.

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                  PROCEDURE FOR EXCHANGE OF STOCK CERTIFICATES

The reverse split will become effective on or about June 18, 2008, which we will refer to as the "effective date." Beginning on the effective date, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

Our transfer agent, Island Stock Transfer, will act as exchange agent for purposes of implementing the exchange of stock certificates. We refer to such person as the "exchange agent." Holders of pre-reverse split shares are asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures set forth in the letter of transmittal enclosed with this Information Statement. No new certificates will be issued to a stockholder until that stockholder has surrendered the stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal.

Our stockholders are not entitled to appraisal rights under the Nevada General Corporation Law in connection with the reverse stock split.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

                                FRACTIONAL SHARES

We will not issue fractional certificates for post-reverse split shares in connection with the reverse split. Instead, an additional share shall be issued to all holders of a fractional share. To the extent any holders of pre-reverse split shares are entitled to fractional shares as a result of the Reverse Stock Split, the Company will issue an additional share to all holders of fractional shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

                          OUTSTANDING VOTING SECURITIES

As of the date of the Consent by the Majority Stockholders, June 17, 2008, the Company had 7,550,000 shares of Common Stock issued and outstanding. Each share of outstanding Common Stock is entitled to one vote on matters submitted for Stockholder approval. However, because the stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date (June 17, 2008) have voted in favor of the foregoing actions by resolution; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents were solicited.

On June 17, 2008 the holders of 4,000,000 shares (or approximately 53% of the total number shares of Common Stock then outstanding) executed and delivered to the Company a written consent approving the reverse split.

On June 17, 2008, pursuant to Nevada Revised Statutes ("NRS") 78.315, the Board of Directors of the Company approved the above-mentioned action, subject to Stockholder approval. According to NRS 78.2055, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in

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
order to decrease the number of issued and outstanding shares of a class or series. The Majority Stockholders approved the action by written consent in lieu of a meeting on June 17, 2008, in accordance with NRS 78.315. Accordingly, your consent is not required and is not being solicited in connection with the approval of the action.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 17 2008, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock, as well as by each of our current directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

                                                    Amount and
                                                    Nature of
     Name and Address              Title of         Beneficial      Percentage
    of Beneficial Owner             Class          Ownership(1)     of Class(1)
    -------------------             -----          ------------     -----------
Larry Sostad                     Common Stock        4,000,000         52.9%
160 West 5th Street,
Suite 208
North Vancouver. B.C., Canada
V7M 1J8

----------
(1) Based on 7,550,000 shares of common stock issued and outstanding as of June 17, 2008. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.

                         DISSENTER'S RIGHTS OF APPRAISAL

The Stockholders have no right under the Nevada General Corporation Law, the Company's articles of incorporation consistent with above or By-Laws to dissent from any of the provisions adopted in the Amendments.

                         EFFECTIVE DATE OF REVERSE SPLIT

The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on June 18, 2008.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CH4 Energy, Inc.


Date: June 17, 2008                         By: /s/ Larry Sostad
                                               -----------------------------
                                               Larry Sostad, President


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